                           POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the "Company");

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this
19 day of December, 2000.

/s/Patricia A. Strange		  /s/Harvey C. Eads, Jr.
Witness                           Director

/s/ Rhonda Wallace
Witness

State of Florida
County of Brevard

The foregoing instrument was acknowledged before me this 19th day of December, 2000 by Harvey C. Eads, Jr., Director of The Goldfield
Corporation, a Delaware corporation.  He is personally known to me.


                                   /s/Marilyn Antonellis
    				   Notary Public


                                   (Notary Seal)

                          POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the "Company");

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this
19 day of December, 2000.

/s/Patricia A. Strange		  /s/John P. Fazzini
Witness                           Director

/s/ Rhonda Wallace
Witness

State of Florida
County of Brevard

The foregoing instrument was acknowledged before me this 19th day of December, 2000 by John P. Fazzini, Director of The Goldfield
Corporation, a Delaware corporation.  He is personally known to me.


                                   /s/Marilyn Antonellis
    				   Notary Public


                                   (Notary Seal)

                            POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the "Company");

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this
19 day of December, 2000.

/s/Patricia A. Strange		  /s/Danforth E. Leitner
Witness                           Director

/s/ Rhonda Wallace
Witness

State of Florida
County of Brevard

The foregoing instrument was acknowledged before me this 19th day of December, 2000 by Danforth E. Leitner, Director of The Goldfield
Corporation, a Delaware corporation.  He is personally known to me.


                                   /s/Marilyn Antonellis
    				   Notary Public


                                   (Notary Seal)


                           POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the "Company");

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this
19 day of December, 2000.

/s/Patricia A. Strange		  /s/Dwight W. Severs
Witness                           Director

/s/ Rhonda Wallace
Witness

State of Florida
County of Brevard

The foregoing instrument was acknowledged before me this 19th day of December, 2000 by Dwight W. Severs, Director of The Goldfield
Corporation, a Delaware corporation.  He is personally known to me.


                                   /s/Marilyn Antonellis
    				   Notary Public


                                   (Notary Seal)


                           POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the "Company");

Does hereby constitute and appoint Stephen R. Wherry to be his agent and attorney-in-fact;

The agent with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

The agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this
19 day of December, 2000.

/s/Marilyn Antonellis		  /s/John H. Sottile
Witness                           President

/s/ Rhonda Wallace
Witness

State of Florida
County of Brevard

The foregoing instrument was acknowledged before me this 19th day of December, 2000 by John H. Sotille, President of The Goldfield
Corporation, a Delaware corporation.  He is personally known to me.


                                   /s/Patricia A. Strange
    				   Notary Public


                                   (Notary Seal)

                           POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the "Company");

Does hereby constitute and appoint John H. Sottile to be his agent and attorney-in-fact;

The agent with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

The agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this
19 day of December, 2000.

/s/Rhonda Wallace		  /s/Stephen R. Wherry
Witness                           Vice President

/s/ Marilyn Antonellis
Witness

State of Florida
County of Brevard

The foregoing instrument was acknowledged before me this 19th day of December, 2000 by Stephen R. Wherry, Vice President of The Goldfield Corporation, a Delaware corporation. He is personally known to me.


                                   /s/Patricia A. Strange
    				   Notary Public


                                   (Notary Seal)
